SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2003

FIDELITY SOUTHERN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	0-22374	58-1416811

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3490 Piedmont Road, Suite 1550, Atlanta, Georgia 30305

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including area code: (404) 240-1504

Item 5.          Other Events and Required FD Disclosure

      On December 29, 2003, Larry Peterson resigned as a Vice President and director of Fidelity Southern Corporation and as President, Chief Executive Officer and director of Fidelity Bank. James B. Miller, Jr., Chairman of Fidelity, was elected President and Chief Executive Officer of Fidelity Bank.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY SOUTHERN CORPORATION

	By:	/s/ M. Howard Griffith, Jr. M. Howard Griffith, Jr. Chief Financial Officer

Date: December 29, 2003